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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 12, 1999
                        (Date of earliest event reported)

                            Phelps Dodge Corporation
             (Exact name of registrant as specified in its charter)



         New York                         1-82                    13-1808503
(State or other jurisdiction        (Commission File          (I.R.S. Employer
    of incorporation)                    Number)             Identification No.)


                2600 North Central Avenue, Phoenix, AZ 85004-3089
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (602) 234-8100
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Item 5.    Other Events.

           The information set forth in the press release issued by Phelps Dodge Corporation on October 12, 1999, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

           (c) Exhibits

           99.1     Press Release of Phelps Dodge Corporation, dated October 12,
                    1999
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                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                      PHELPS DODGE CORPORATION
                                      (Registrant)


                                      By: /s/ Ramiro G. Peru
                                          --------------------------------------
                                          Name:  Ramiro G. Peru
                                          Title: Senior Vice President and Chief
                                                 Financial Officer


Date:  October 12, 1999



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                                  EXHIBIT INDEX


Exhibit
Number                          Exhibit

99.1       Press Release of Phelps Dodge Corporation, dated October 12, 1999


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